UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 17, 2002    (January 17, 2002)

Date of Report (Date of earliest event reported)

UNION PLANTERS CORPORATION

(Exact name of registrant as specified in charter)

TENNESSEE	1-10160	62-859007
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UNION PLANTERS CORPORATION

6200 POPLAR AVENUE.

            MEMPHIS, TENNESSEE 38119

(Address of principal executive offices)

Registrant's telephone number, including area code:(901) 580-6000

Former Address: 7130 Goodlett Farms Parkway ; Memphis Tennessee, 38018

(Former name or former address, if changed since last report)

Item 5.  Other Events

Fourth Quarter and Full Year 2001 Earnings Release

      On January 17, 2002, Union Planters Corporation announced net earnings for the three and twelve months ended December 31, 2001. A copy of the Company's press release announcing the results is attached as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Company provided supplemental financial information for analysts and other interested investors, which is attached as Exhibits 99.2 and 99.3 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Statements, and Exhibits

 C. Exhibits

99.1	Union Planters Corporation Press Release dated January 17, 2002 announcing net earnings for the three and twelve months ended December 31, 2001
99.2	Fourth Quarter and Full Year 2001 Unaudited Supplemental Financial Information
99.3	Unaudited Analyst Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Planters Corporation
Registrant

Date: January 17, 2002	/s/ Bobby L. Doxey
Bobby L. Doxey
Senior Executive Vice President,
Chief Financial Officer, and Chief Accounting Officer